Sterling Capital Focus Equity ETF
PORTFOLIO OF INVESTMENTS (Unaudited)
August 31, 2020
Shares		Fair Value
	COMMON STOCK - 99.8%
	AEROSPACE & DEFENSE - 4.7%
668	HEICO Corp.	$ 59,706

	ASSET MANAGEMENT - 6.6%
828	Apollo Global Management, Inc.	38,808
1,314	Brookfield Asset Management, Inc.	44,334
		83,142
	E-COMMERCE DISCRETIONARY - 4.7%
17	Amazon.com, Inc. *	58,666

	INSURANCE - 3.5%
213	Kinsale Capital Group, Inc.	44,140

	INTERNET MEDIA & SERVICES - 4.9%
38	Alphabet, Inc. *	62,099

	MEDICAL EQUIPMENT & DEVICES - 5.9%
190	IDEXX Laboratories, Inc. *	74,301

	SOFTWARE - 28.1%
100	Adobe, Inc. *	51,339
117	Coupa Software, Inc. *	38,346
296	Guidewire Software, Inc. *	33,244
492	Microsoft Corp.	110,961
164	Okta, Inc. *	35,321
175	Veeva Systems, Inc. *	49,397
150	Workday, Inc. *	35,956
		354,564
	TECHNOLOGY SERVICES - 37.3%
94	CoStar Group, Inc. *	79,768
332	Mastercard, Inc.	118,919
354	Moody's Corp.	104,303
50	MSCI, Inc.	18,664
196	S&P Global, Inc.	71,818
152	Verisk Analytics, Inc.	28,374
234	Visa, Inc.	49,606
		471,452
	TRANSPORTATION & LOGISTICS - 4.1%
254	Old Dominion Freight Line, Inc.	51,354

	TOTAL COMMON STOCK (Cost - $1,247,452)	1,259,424

	TOTAL INVESTMENTS - 99.8% (Cost - $1,247,452)	$ 1,259,424
	OTHER ASSETS LESS LIABILITIES - NET - 0.2%	2,714
	NET ASSETS - 100.0%	$ 1,262,138

*	Non-income producing security.

Sterling Capital Focus Equity ETF
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
August 31, 2020

The following is a summary of significant accounting policies followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price.  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Investments in open-end investment companies are valued at net asset value.  Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined will be valued using alternative market prices provided by a pricing service.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process -  As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds' own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Sterling Capital Focus Equity ETF
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
August 31, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2020 for the Fund's investments measured at fair value:

Assets *		Level 1	Level 2	Level 3	Total
Common Stock		$ 1,259,424	$ -	$ -	$ 1,259,424
Total		$ 1,259,424	$ -	$ -	$ 1,259,424

The Fund did not hold any Level 3 securities during the period presented.
*Refer to the Portfolio of Investments for industry classification.

At August 31, 2020 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, is as follows:
Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Sterling Capital Focus Equity ETF	$ 1,247,452	$ 16,864	$ (4,892)	$ 11,972